SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
April 14, 2005
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047 (Commission File Number)	04-2870273 (I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 14, 2005 Independent Bank Corp. (the “Company”) and its wholly-owned subsidiary Rockland Trust Company (“Rockland Trust”) entered into a First Amended And Restated Employment Agreement (the “Revised CEO Employment Agreement”) with Christopher Oddleifson, who is the Chief Executive Officer and President of both the Company and of Rockland Trust. A copy of the Revised CEO Employment Agreement is attached hereto as Exhibit 99.3 .

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2005 Independent Bank Corp. announced by press release its earnings for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 14, 2005 Donna Abelli Lopolito and Eileen C. Miskell were appointed to the Board of Directors of the Company. Ms. Lopolito was appointed as a Class I Director of the Company, to hold office until the Annual Meeting of the Company’s stockholders in 2006 and until her successor shall have been elected and qualified. Ms. Miskell was appointed as a Class II Director of the Company, to hold office until the Annual Meeting of the Company’s stockholders in 2007 and until her successor shall have been elected and qualified. Ms. Lopolito and Ms. Miskell were also simultaneously appointed to the Board of Directors of Rockland Trust, the Company’s wholly-owned subsidiary.

Ms. Lopolito and Ms. Miskell were both appointed to the Joint Audit Committee of the Company and of Rockland Trust. Ms. Lopolito and Ms. Miskell were also both appointed: to serve as rotating members of the Joint Executive and Joint Compensation Committees of the Company and of Rockland Trust; and, to serve as rotating members of the Trust Committee of Rockland Trust.

There is no arrangement or understanding between Ms. Lopolito and Ms. Miskell and any other person pursuant to which they were selected to be Directors of the Company and of Rockland Trust.

A copy of the Press Release announcing the appointment of Ms. Lopolito and Ms. Miskell as Directors is attached hereto as Exhibit 99.2.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 14, 2005, Independent Bank Corp. announced by press release its earnings for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated April 14, 2005.

Exhibit 99.2 Press Release dated April 14, 2005.

Exhibit 99.3 First Amended & Restated Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: April 14, 2005	BY:	/s/ Denis K. Sheahan

DENIS K.SHEAHAN
CHIEF FINANCIAL OFFICER AND
TREASURER